EXHIBIT 99.1
Fidelity National Information Services November 2007

Forward-Looking Statements This presentation contains forward-looking statements that involve a number of risks and uncertainties and may not occur. Statements that are not historical facts, including statements about our beliefs and expectations, are forward- looking statements. Forward-looking statements are based on management's beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations as to future events and are not statements of fact, actual results may differ materially from those projected. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to risks associated with the ability of FIS to contribute LPS assets and liabilities to Newco; the ability of LPS to obtain debt on acceptable terms and exchange that debt with certain holders of the FIS debt; obtaining government approvals; obtaining FIS Board of Directors approval; market conditions for the spin-off; the risk that the spin-off will not be beneficial once accomplished, including as a result of unexpected dis-synergies resulting from the separation or unfavorable reaction from customers, rating agencies or other constituencies; changes in general economic, business and political conditions, including changes in the financial markets; the effects of our substantial leverage (both at FIS prior to the spin-off and at the separate companies after the spin-off); the risks of reduction in revenue from the elimination of existing and potential customers due to consolidation in the banking, retail and financial services industries; failures to adapt our services to changes in technology or in the marketplace; adverse changes in the level of real estate activity, which would adversely affect certain of our businesses; our potential inability to find suitable acquisition candidates or difficulties in integrating acquisitions; significant competition that our operating subsidiaries face; the risks and uncertainties related to our recently announced data theft, which continues to be investigated, and which includes the potential for fines, increased operating costs and loss of business; the possibility that our acquisition of EFD/eFunds may not be accretive to our earnings due to undisclosed liabilities, management or integration issues, loss of customers, the inability to achieve targeted cost savings, or other factors; and other risks detailed in the "Statement Regarding Forward-Looking Information," "Risk Factors" and other sections of the Company's Form 10-K and other filings with the Securities and Exchange Commission.

Lender Processing Services Proposed Spin-Off

Strategic Rationale Unique and distinct businesses Different customers Different markets Different management Limited ability to leverage operations, technology and product development Competing investment and resource needs Operational Considerations Market Considerations Perceived exposure to mortgage market Stock price volatility Investor base volatility Pure play advantages Reduce complexity Optimize relative holdings based on investment criteria Provides strategic flexibility Each Business is Well Positioned to Succeed as Stand-Alone Public Company

Business Characteristics Lender Processing Services Category-leading outsource provider Uniquely balanced operating model driven by integrated technology, data, and outsourcing services Strong revenue growth, margin and cash flow profile Benchmarked against other category leading outsource providers with similar operating metrics Transaction Processing Services Pure-play core processing and payments company Attractive business model Strong organic revenue growth Benchmarked against similar financial institution processing companies

Strong Leadership & Management Significant Scale & Leverage Extensive Core Processing & Integrated Product Capability Strong Organic Growth Strong Competitive Positions in Each Business Transaction Processing Services Lender Processing Services

Strong Organic Revenue Growth* Transaction Processing Services 7.7% 10.0% Lender Processing Services 9.3% 9.9% CAGR 2004 - 2007(F) Average 2006 - 2007(F) *Pro forma for Aurum, Sanchez, Intercept and Certegy acquisitions; and Property Insight and FNRES divestitures. Excludes eFunds, Watterson Prime and Applied Financial Technology.

Lender Processing Services Selected Publicly Traded Companies Analysis Note: Market data as of 10/30/2007. Source: First Call, I/B/E/S or Wall Street research (a) 2007, based on Company's FY revenue and EBITDA guidance LPS growth and margins compare favorably to its publicly traded peers Market Price / Enterprise Organic 2008E Value 2008E Value / Rev. Growth EBITDA % Recurring Company ($MM) Cash EPS '08E EBITDA 2008E Margin Revenue Experian $9,560 13.7x 9.0x 11% 29% 100% Fiserv 9,073 16.5 8.9 5% 22% Equifax 5,360 13.5 8.8 13% 34% 100% Jack Henry 2,503 18.8 10.5 11% 30% 64% Metavante 2,959 18.8 9.9 5% 28% 84% Median 16.5x 9.0x 11% 29% 84% LPS 13% 33% FIS 15.6x 8.9x (a) 90% 72%

Lender Processing Services Peer Comparison Characteristics of Comparable Companies Characteristics of LPS Leading market position Exposure to mortgage industry Significant portion of revenues are recurring Median 2008E Revenue growth of 11% Median 2008E EBITDA margin of 30% 60% market share of US mortgage processing 16% of revenues related to origination (cyclical) 26% processing (non-cyclical) 22% valuation (quasi-cyclical) 32% default services (counter-cyclical) 90% recurring relationship revenue (recurring contracts) 2007E revenue growth of 10% (13% organic*) 2007E EBITDA margin of 33% LPS is a well diversified business with leading market position *Excludes FNRES, Property Insight, Watterson Prime and Applied Financial Technology

Transaction Processing Services Selected Publicly Traded Companies Analysis TPS growth and margins compare favorably to its publicly traded peers Note: Market data as of 10/30/2007. Source: First Call, I/B/E/S or Wall Street research (a) 2007, based on Company's FY revenue and EBITDA guidance, excluding eFunds (a) Market Price / Enterprise Organic 2008E Value 2008E Value / Rev. Growth EBITDA % Payments % Recurring Company ($MM) Cash EPS '08E EBITDA 2008E Margin Revenue Revenue MasterCard $21,243 24.2x 16.4x 12% 28% 100% 100% Fiserv 9,073 16.5 8.9 5% 22% 25% TSYS 5,769 20.4 9.8 6% 30% 100% Global Payments 3,676 21.0 11.4 13% 23% 100% Jack Henry 2,503 18.8 10.5 11% 30% 15% 64% Euronet 1,500 19.2 11.1 20% 15% 100% 100% Heartland 1,090 23.8 13.1 19% 5% 100% 100% Metavante 2,959 18.8 9.9 5% 28% 48% 84% Median 19.8x 10.8x 11% 26% 100% 89% TPS 10% 26% 45% 88% FIS 15.6x 8.9x 72% 88% 100%

Transaction Processing Services TPS shows similar or better characteristics than its publicly traded peers Peer Comparison Characteristics of Comparable Companies Characteristics of TPS Leading market position Relationships with marquee financial institutions Exposure to fast growing payments industry Significant portion of revenues are recurring Median 2008E revenue growth of 11% Median 2008E EBITDA margin of 26% #1 or #2 in majority of core IFS product lines #1 Tier 1 domestic financial institutions Strong and growing international presence Relationships with 35 of top 50 global banks 10,000 financial institutions globally Customers in 80 countries 45% of revenue related to payments 88% recurring revenue 2007E revenue growth of 10% 2007E EBITDA margin of 26%

Selected Publicly Traded Companies Note: Market data as of 10/30/2007. Source: First Call, I/B/E/S or Wall Street research Industry-focused category-leading outsourcers tend to trade at a premium

Lender Processing Services

Leveraging the Core Lender Processing Services LTM Revenue: $1.7 Billion (34%) LTM EBITDA: $560 Million (39%) Improved Operating Efficiency & Enhanced Customer Service

Mortgage Life Cycle


ORIGINATION
Technology Solutions
Empower! LOS, RealEC, DataStream
Retail Marketing and Client Acquisition
Loan Application
Pre-qual., Product, Selection, Pricing
Loan Underwriting
Closing
Product Solutions
• Lead Locator Plus
• CyberHomes
• BuyBankHomes.com
• AVM
• Credit
• Appraisal
• Title Insurance
• Flood
• Tax set-up
• Centralized Closing
• Notary Services
• Recording Services
SERVICING
Technology Solutions
MSP, Mortgage PhD
FIS DESKTOP
Post-closing, Quality Control
Servicing Set-up (board loan)
Loan Servicing
Default Management
REO Asset Management
Portfolio Management
Product Solutions
• Hansen PRO/Preview
• Data Validation/QC
• Fraud Review
• MSP
• MSP
• Tax Service
• AVM
• Lien Release and Recording Services
• Foreclosure and BK Outsourcing
• Field Services
• Default Title Insurance
• Posting & Publishing
• Property Valuation
• Asset Management Outsourcing
• REO Appraisals
• REO Title Insurance
• Default Closing
• Watterson Prime
• AFT

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Lender Services Revenue Composition 3rd Quarter 2007 Property Valuation Processing 26% Origination Services 11% Tax Services 5% Default Services 32% 22% Other Information Services* 4% Origination Default Portfolio Valuation LPS Revenue Growth 9 Mos. 2007 11.8%

Competitive Landscape End-to-End Mortgage Solutions FIS First American LandAM Fiserv Credit Bureaus Title Underwriting ? ? AVM ? ? ? ? Appraisal ? ? ? ? ? Title & Closing Services ? ? ? ? ? Data Services ? ? ? Credit Services ? ? ? ? Tax Services ? ? ? Flood Services ? ? ? ? ? Default Management Outsource ? ? ? Portfolio Analytics/ Due Diligence ? ? ? Loan Origination Software ? ? Mortgage Servicing Technology ? ? Workflow Management Technology ? ?

FIS Success

Key Relationship Expansion

MSP Centric

	Bank of America	Wachovia	Washington Mutual	EMC Mortgage	JPMorgan Chase
Loan Origination Software		✓		✓	
AVM	✓	✓	✓	✓	✓
Appraisal	✓	✓	✓	✓	✓
Title & Closing Services	✓	✓	✓		✓
Tax Services	✓			✓	✓
Flood Services	✓	✓		✓	✓
MSP	✓	✓	✓	✓	*
Default Management	✓	✓	✓	✓	
Portfolio Analytics/ Due Diligence	✓	✓		✓	✓
YTD 2007 Total FIS Mortgage Products (28)	23	22	19	16	15
YE 2006 Total FIS Mortgage Products (28)	23	19	18	8	10

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** Conversion to be complete in 2008*

FIS Success Key Relationship Expansion Morgan Stanley Countrywide GMAC CitiGroup Loan Origination Software AVM ? ? ? Appraisal ? ? ? ? Title & Closing Services ? ? ? Tax Services ? Flood Services ? ? ? ? MSP ? ? Default Management ? ? ? ? Portfolio Analytics/ Due Diligence ? ? ? ? YTD 2007 Total FIS Mortgage Products (28) 17 16 15 15 YE 2006 Total FIS Mortgage Products (28) 13 10 13 8 Non-MSP Centric

Increasing LPS Client Penetration $348M $447M $545M CAGR = 25% 2005 2006 2007(F) Largest LPS Clients by Revenue

Market Share Growth Notes: (1) Originations includes Title, Property Valuations, Tax, Flood, and Credit (2) Default includes Default Title, ASAP, FIS Desktop, Foreclosure& Bankruptcy, Field Services, and Asset Management (2) Default includes Default Title, ASAP, FIS Desktop, Foreclosure& Bankruptcy, Field Services, and Asset Management (2) Default includes Default Title, ASAP, FIS Desktop, Foreclosure& Bankruptcy, Field Services, and Asset Management Default (2) Orders (in millions) Origination/ Property Valuation(1) Orders (in millions) 14% Market Decline 41% Market Growth

Favorable Market Dynamics FIS will continue to target the centralized retail market and the servicing and default management segments Consolidation Large Banks are gaining market share Capacity/willingness to portfolio high quality non-conforming products (e.g. jumbos) Increased Market Share Established provider to the most likely consolidators Improved opportunity Flight to Quality Changing credit market conditions are driving lenders to focus on higher quality borrowers Leading to more centralized processing and more stringent underwriting controls Streamline Product Solutions Good fit for quality borrowers in a centralized environment AVMs, Streamlined Title, Web-Based Closings Future Broker/Correspondent Market Anticipate significant consolidation with the "best in breed" brokers/correspondents expected to survive Opportunity for aggregators to better control over the process Valuation Solutions Lender participants can require brokers to order product from sources that offer appraiser independence FIS has the broadest array of valuation solutions in the industry

Transaction Processing Services

Leveraging the Core Transaction Processing Services Improved Operating Efficiency & Enhanced Customer Service LTM Revenue*: $3.3 Billion (66%) LTM EBITDA*: $823 Million (62%) *includes LTM pro forma contribution from EFD; excludes corporate

Item Processing Credit Card Processing eBanking/Bill Pay Fraud Analytics Debit Card Processing Core Processing TSYS FDC JKHY FISV IFS Not Served Presence Leadership Competitive Position - IFS Community Institutions Industry's Most Comprehensive Product Suite

Competitive Position - EBS Top 100 U.S. Institutions 10 of top 10, 20 of top 25 40 of top 100 Commercial Lending Solutions: Global Banks # 1 Consumer Lending Solutions: US Banks 6 of top 10, 28 of top 50 # 1 Automotive Finance Lenders # 1 4 of top 6, 10 of top 25

Competitive Position International Top 25 Top 100 Top 1000 14 6 0 - 49 24 3 - 269 264 44 - 2006 Ranking by Tier 1 capital Source: The Banker Magazine Region EMEA APAC LATAM Other % FIS Int'l Rev* 49% 12% 35% 4% *3Q-07 revenue composition

eFunds

eFunds Strengthens competitive position Adds scale Adds product capability Provides strong cross-sell opportunities Core processing, card services, EFT Enhance risk management product offering Expands off-shore resource capability

Greater Scale and Increased Product Capability

Expanded Customer Base Significant cross-selling opportunities Serving over 7,800 financial institutions in more than 60 countries worldwide 35 of the top 50 global banks 14 of the top 25 and 6 of the top 10 U.S. mortgage servicers Top 20 U.S. mortgage lenders Serving over 9,000 financial institutions in more than 80 countries worldwide 10 of the 13 largest U.S. retail banks All of the top 100 financial institutions Government agencies in 20 states FIS eFunds

Projected Cost Savings $65 million in identified annual savings Corporate overhead Technology and shared services Facilities Leveraged product management Vendor management $0.05 to $0.10 accretive to 2008 diluted cash EPS $65 Million Run Rate by Year-end 2009